Summary Prospectus

CCM Affordable Housing MBS ETF

October 28, 2025

CCM Affordable Housing MBS ETF
Ticker Symbol: OWNS – NYSE ARCA

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 28, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective

The primary investment objective of the CCM Affordable Housing MBS ETF (the “Fund”) is to generate a level of current income.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.30%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.38%
Total Annual Operating Expenses	0.68%
Waivers and Reimbursements(2)	-0.38%
Total Annual Fund Operating Expenses	0.30%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)

Community Capital Management, LLC (“CCM” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund, if any, pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expenses on short sales) of the Fund to 0.30% through October 31, 2026. This contract may not be terminated without the action or consent of the Fund’s Board of Trustees. Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$179	$341	$811

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2025, the portfolio turnover rate of the Fund, was 31%.

Principal Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in mortgage-backed securities backed by pools of mortgage loans that the Adviser believes were made to minority families, low- and moderate-income or workforce families, and/or families that live in persistent poverty areas. These loans include home loans:

●	Originated in a census tract where more than 50% of the population is a minority (also referred to as a majority-minority census tract).

●

To “low-income borrowers” defined as a person whose total annual income is 50% or less of the area median income (“AMI”) or average income for the community where they live and a “moderate-income borrowers” defined as a person whose total annual income is above 50% but less than 80% of the AMI or average income for the community where they live.

●

In census tracts where more than 50% of the population is non-white and at least 40% of the population is living at or below the poverty line (defined as a racially or ethnically concentrated areas of poverty or “R/ECAP”).

●	In counties where, for more than 20 years, 20% or more of the population has lived in poverty (defined as a persistent poverty county or “PPC”).

●

To borrowers whose total annual income is above 60% but less than 120% of the AMI or average income for the community where they live. This is commonly referred to as “workforce housing,” which may include middle-income workers such as teachers, police officers, firefighters, nurses, and retail workers who do not qualify for subsidized housing but still may struggle to afford market-rate housing in their communities.

The Fund will invest at least 51% of its net assets in mortgage-backed securities that the Fund’s investment advisor believes will be deemed to be qualified under the Community Reinvestment Act of 1977 (“CRA”), so that financial institutions that are subject to the CRA may receive investment test or similar consideration/credit under the CRA with respect to shares of the Fund held by them.

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The Fund may also invest in mortgage-backed securities backed by pools of loans sourced from non-traditional originators including Community Development Financial Institutions (CDFIs) and minority-owned banks.

The mortgage-backed securities in which the Fund invests are issued and/or guaranteed by government- sponsored enterprises (each a “GSE”), such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Bank (“Freddie Mac”) and are therefore rated investment grade. To create the mortgage-backed securities in which the Fund invests, these GSEs securitize pools of mortgage loans and each mortgage loan in the pool must meet the conforming underwriting standards of the relevant agency. While securities issued or guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by Fannie Mae and Freddie Mac are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Using a proprietary algorithm, CCM screens mortgage origination tapes to identify loans that are made to types of borrowers and in areas as previously defined. CCM also assesses the loan-to-value and FICO scores of borrowers before selecting a mortgage for inclusion in the pools underlying the mortgage-backed securities for the Fund’s portfolio. When making investment decisions, CCM will consider coupon payments of the qualifying mortgage-backed security pools to manage the prepayment and/or extension risk of the Fund’s portfolio.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

Principal Risks

Investing in any mutual fund involves the risk that the value of your investment in the fund may increase or decrease over time depending on the value of the securities in the fund’s portfolio. Consequently, you may lose all or part of the money you invest in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors. An investment in the Fund involves risks, including mortgage- related securities risk, interest rate risk, extension risk, credit risk and U.S. Government securities risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. More detailed explanations of these risks are provided in the “Description of Risks” section of the Fund’s statutory prospectus.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline or increase depending on the movement of market interest rates.

Fixed Income Risk. The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date.

Mortgage-Related Securities Risk. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls.

Active Investment Management Risk. The Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results. There is no guarantee that the Fund’s investment objective will be achieved.

Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date.

Cash Transactions Risk. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

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Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund.

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Liquidity Risk. The Fund may hold certain investments that may trade over-the-counter or in limited volume or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. The risks associated with illiquid securities may be greater in times of financial stress.

Market Price Variance Risk. Fund shares are listed for trading on NYSE (the “Exchange”) and can be bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE. Liquidity in those securities may be reduced after the applicable closing times.

The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. Although the Fund is “non-diversified” for purposes of the 1940 Act, the Fund intends to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, index providers, Authorized Participants (as defined below), market makers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally

Significant Exposure Risk. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Specified Pools Risk. The Fund is expected to primarily invest in specified pools of mortgage loans. This may cause the Fund to take longer to fully achieve its principal investment strategy.

Trading Issues Risk. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained.

Transactions Risk. The Fund may purchase securities via to-be-announced transactions (“TBA Transactions”). Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae

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and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund.

The following bar chart displays the annual return of the Fund from year to year. Over time, the bar chart will illustrate the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Performance would be lower if sales charges that were in effect during a portion of the period were included. Past performance does not guarantee or predict future results.

The Fund is the successor to the Impact Shares Affordable Housing MBS ETF (the “Predecessor ETF”). The Predecessor ETF was managed by Impact Shares, Corp., the Predecessor ETF’s investment adviser (the “Predecessor Advisor”) and was sub-advised by CCM and had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Affordable Housing ETF. The reorganization of the Predecessor ETF into the Affordable Housing ETF was effective as of close of business on March 18, 2024. Information presented prior to March 18, 2024 is that of the Predecessor ETF.

Updated information about the Fund’s performance can be found by visiting the Fund’s website at www.ccminvests.com or by calling toll-free 866-202-3573.

Annual Total Return as of December 31

Highest Performing Quarter:	6.76% in Q4 2023
Lowest Performing Quarter:	-4.89% in Q3 2022

The Fund’s calendar year-to-date return as of September 30, 2025 was 6.14%.

Average Annual Total Returns
(For the Year Ended December 31, 2024 and Since Inception)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2024 to those of an appropriate broad based index.

	1 Year	Since Inception(1)
Fund Returns Before Taxes	1.49%	-2.09%
Fund Returns After Taxes on Distributions	-0.03%	-3.24%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	0.88%	-2.06%
Bloomberg U.S. Aggregate Bond Index (The index returns do not reflect deductions for fees, expenses, or taxes.)	1.25%	-2.32%
Bloomberg U.S. MBS Index (The index returns do not reflect deductions for fees, expenses, or taxes.)	1.20%	-2.07%

(1)	The Predecessor ETF’s inception date was July 26, 2021.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Portfolio Management

Community Capital Management, LLC serves as the investment adviser to the Fund. The portfolio managers for the Fund primarily responsible for the day-to-day management of the Fund’s portfolio are as follows.

Portfolio Managers	Managed the Fund Since	Title with Adviser
Elliot Gilfarb, CFA	July 2021	Senior Portfolio Manager and Head of Fixed Income
Andy Kaufman	July 2021	Senior Portfolio Manager and Chief Investment Officer
Jessica Botelho	July 2021	Co-Chief Impact Strategist
Shonali Pal	June 2022	Portfolio Manager

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Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund issues and redeems shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which comprises 50,000 shares (“Creation Units”). Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask” spread).

Important Additional Information Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.

These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Quaker Investment Trust
c/o U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
888-272-0007

A current Statutory Prospectus and Statement of Additional Information, both dated October 28, 2025, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information, annual and semi-annual reports, and other information such as the Fund’s financial statements on Form N-CSR, are also available, free of charge, on the Trust’s website at www.ccminvests.com.

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